Exhibit (a)(1)(iii)
Letter of Transmittal
Regarding Shares in Carlyle Credit Solutions, Inc.

Tendered Pursuant to the Offer to Purchase
Dated September 21, 2026
The Offer and withdrawal rights will expire on October 19, 2026 and this Letter of Transmittal must be received by
the Company’s Transfer Agent, either by mail, overnight delivery or by fax, by 11:59 p.m.,
Eastern Time, on October 19, 2026, unless the Offer is extended.
Complete this Letter of Transmittal and follow the
instructions included herein.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to Carlyle Credit Solutions, Inc., a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Maryland corporation (the “Company”), the shares of common stock of the Company, par value $0.01 per share (the “Shares”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 21, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Offer and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Company to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.
IMPORTANT: If you hold Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact that institution in order to tender your Shares and request that your broker, dealer, commercial bank, trust company or other nominee effect the tender for you.
The undersigned hereby sells to the Company the Shares or portion thereof tendered hereby pursuant to the Offer.
The undersigned hereby warrants that the undersigned has full authority to sell the Shares or portion thereof tendered hereby and that the Company will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.
The undersigned name(s) on this Letter of Transmittal must correspond exactly with the name(s) on the books and records of the Company maintained by State Street Bank and Trust Company, the Company’s transfer agent (the “Transfer Agent”). The undersigned recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Company may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that the Shares not purchased, if any, will continue to be held by the undersigned and will not be tendered.
The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned understands that a non-transferable, non-interest bearing and non-negotiable promissory note (a “Note”) will be issued to the undersigned if the Company accepts any of the undersigned’s Shares for purchase promptly following the expiration of the Offer. The undersigned acknowledges that the Transfer Agent will hold the Note on behalf of the undersigned. Following the determination of the purchase price, cash payment of the purchase price for the Shares or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, will be made on behalf of the Company by check or wire transfer to the account identified by the undersigned below or, if no instructions are indicated, to the account on record with the Transfer Agent for the payment of dividends.

No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.
All questions as to validity, form and eligibility (including time of receipt), including questions as to the proper completion or execution of any Letter of Transmittal or other required documents will be determined by the Company in its sole and absolute discretion (which may delegate power in whole or in part to the Transfer Agent) which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders (i) determined by it not to be in appropriate form or (ii) for which the acceptance of, or payment for, would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Company and the Transfer Agent shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Transfer Agent.
Backup Withholding. Under U.S. federal income tax laws, the Transfer Agent will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes) who has not previously submitted to the Transfer Agent a correct, completed and signed Internal Revenue Service (“IRS”) Form W-9, should provide the Transfer Agent with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. A tendering stockholder who is a foreign individual or a foreign entity and who has not previously submitted to the Transfer Agent a correct, completed and signed version of the appropriate IRS tax form should complete, sign, and submit to the Transfer Agent the appropriate Form W-8 (generally Form W-8BEN for foreign individuals; or Form W-8BEN-E for foreign entities (corporations or partnerships)). Copies of such forms are attached to this Letter of Transmittal, and may also be obtained from the Transfer Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements, but should certify their exemption by completing the applicable Form W-9 or W-8 if they have not previously submitted to the Transfer Agent a correct, completed and signed version of the appropriate IRS tax form. Failure to complete the applicable Form W-9 or W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Transfer Agent to withhold a portion of the amount of any payments made of the purchase price pursuant to the Offer.
NOTE: FAILURE TO COMPLETE AND RETURN THE APPLICABLE FORM W-9 OR FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER IF THE TRANSFER AGENT DOES NOT HAVE A CORRECT, COMPLETED AND SIGNED VERSION OF THE APPROPRIATE IRS TAX FORM ON FILE. PLEASE REVIEW THE “ADDITIONAL IMPORTANT TAX INFORMATION” SECTION BELOW.
ADDITIONAL IMPORTANT TAX INFORMATION
Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Transfer Agent (as payer) with such stockholder’s correct TIN on the Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Transfer Agent is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the IRS and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies with respect to such non-exempt United States person, the Transfer Agent is required to withhold 24% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS in a timely manner.
In order to avoid backup withholding, a foreign stockholder who has not previously submitted to the Transfer Agent a correct, completed and signed version of the appropriate IRS tax form should submit a properly completed applicable IRS Form W-8 (IRS Form W-8BEN for foreign individuals; or IRS Form W-8BEN-E for foreign entities such as foreign corporations or foreign partnerships; or other applicable IRS forms), including certification of such stockholder’s foreign status, signed under penalties of perjury. IRS Form W-8BEN, IRS Form W-8BEN-E, and the related instructions are attached below, and can also be obtained from the Transfer Agent or at http://www.irs.gov.

Form W-9
To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer, any stockholder who has not previously submitted to the Transfer Agent a correct, completed and signed IRS Form W-9 is required to notify the Transfer Agent of such stockholder’s correct TIN by completing a Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on the Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.
What Number to Give the Transfer Agent
Each United States stockholder is generally required to give the Transfer Agent its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Transfer Agent will withhold 24% of all payments of the purchase price to such stockholder until a TIN is provided to the Transfer Agent. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Transfer Agent within 60 days. Please consult your own accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Transfer Agent.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.
    Method of delivery of this Letter of Transmittal is at the option and risk of the owner thereof. If delivering via USPS, UPS or FedEx, please deliver this Letter of Transmittal in its entirety to the Transfer Agent:

STATE STREET BANK AND TRUST COMPANY
Attention: Carlyle Credit Solutions, Inc.
1776 Heritage Drive, Mailstop JAB/3SE
Quincy, MA 02171

    A STOCKHOLDER CHOOSING TO FAX A LETTER OF TRANSMITTAL MUST ALSO MAIL
THE ORIGINAL COMPLETED AND EXECUTED LETTER OF TRANSMITTAL (OR AN ORIGINALLY SIGNED PHOTOCOPY THEREOF) PROMPTLY THEREAFTER.

If delivering an originally signed photocopy via fax:
Attn: Carlyle Credit Solutions, Inc.
Fax number: (617) 937-3051

    If delivering via fax, please include “Tender Offer for Carlyle Credit Solutions Shares” on the fax cover page or in the subject line, as applicable.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE TRANSFER AGENT.

    IF YOU WOULD LIKE ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER DOCUMENTS RELATED TO THE OFFER TO PURCHASE, YOU SHOULD CONTACT THE TRANSFER AGENT TOLL-FREE AT (888) 207-9542 OR THE COMPANY BY EMAIL AT DIRECT.LENDING@CARLYLE.COM.

    IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF THIS LETTER OF TRANSMITTAL AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE TRANSFER AGENT HAS ACTUALLY RECEIVED THE LETTER OF TRANSMITTAL. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH

RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    Questions and requests for assistance regarding the Offer may be directed to the Company by email at direct.lending@carlyle.com.

    Confirmation of receipt of this Letter of Transmittal may be directed to the Transfer Agent by phone at (888) 207-9542 or by mail at the following address: State Street Bank and Trust Company, Attention: Carlyle Credit Solutions, Inc., 1776 Heritage Drive, Mailstop JAB/3SE, Quincy, MA 02171. The Company strongly recommends that you confirm receipt of your Letter of Transmittal with the Transfer Agent by calling (888) 207-9542, Monday through Friday, except holidays, during normal business hours of 9:00 a.m. to 5:00 p.m. (Eastern Time).

    You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

[Remainder of Page Intentionally Left Blank]

VALUATION DATE: September 30, 2026
TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), October 19, 2026
PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST
If You Invest In The Company Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Company’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.
PLEASE SEND COMPLETED FORMS TO STATE STREET BANK AND TRUST COMPANY: 1776 Heritage Drive, Mailstop JAB/3SE, Quincy, MA 02171
PART 1 – NAME AND CONTACT INFORMATION

Company Name:	Carlyle Credit Solutions, Inc.
Carlyle Credit Solutions, Inc. Account #:
Investor Name/Registration:
Address:
City, State, Zip; Telephone Number:
Email Address:
Financial Intermediary Firm Name (if applicable):
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT
Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.
☐    Full Repurchase
☐    Partial Repurchase* of __________ Shares (please provide only a number of Shares, not a dollar amount)
*    If the requested partial repurchase would put the account balance below the required minimum balance, the Company may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:
☐    Change request to Full Repurchase if the amount requested to be repurchased would need to be reduced to maintain minimum account balance
PART 3 – PAYMENT
PAYMENT INSTRUCTIONS  (Select only one)
Indicate how you wish to receive your payment for tendered and accepted Shares below. If an option is not selected, the proceeds for tendered and accepted Shares will be transmitted according to the wire instructions on record with the Transfer Agent (i.e., the same account to which cash dividends are paid, if any).  Proceeds for qualified accounts, including IRAs and other custodial accounts, and certain broker-controlled accounts as required by your broker dealer of record, will automatically be issued to the custodian or broker dealer of record, as applicable. All custodial and broker-controlled accounts must include the custodian and/or broker dealer signature.

☐	Wire Transmittal to the Account on Record

☐	Cash/Check Mailed to Address of Record

☐	Cash/Check Mailed to Third Party/Custodian (Signature Guarantee required)

Name / Entity Name / Financial Institution		Mailing Address

City	State	Zip Code	Account Number

☐	Cash/Direct Deposit Attach a pre-printed voided check.
(Signature Guarantee required) (Non-Custodial Investors Only)
I authorize the Company or its agent, including the Transfer Agent, to deposit my proceeds into my checking or savings account. In the event that the Company or its agent deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Bank / Financial Institution		Mailing Address

City	State	Zip Code

Your Bank's ABA Routing Number	Your Bank Account Number	☐ Checking Account ☐ Savings Account

Please attach a pre-printed voided check.
NOTE: The average cost basis method will be the default method for calculating cost basis for any Shares tendered and accepted in the Offer. If you wish to change your cost basis method, please contact the Company prior to the Expiration Date at direct.lending@carlyle.com.

PART 4 – SIGNATURE(S)
(U.S. Holders — Please Also Complete the Enclosed IRS Form W-9 If the Transfer Agent Does Not Have a
Correct, Completed and Signed Version on File)
(Non-U.S. Holders — Please Obtain and Complete IRS Form W-8BEN or W-8BEN-E (or Other Applicable
IRS Form), as Appropriate, If the Transfer Agent Does Not Have a Correct, Completed and Signed Version of the Appropriate IRS Tax Form on File)

The undersigned acknowledges that this request is subject to all the terms and conditions set forth in the Offer to Purchase and all capitalized terms used and not defined herein have the meaning as defined in the Offer to Purchase. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the Shares to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering stockholder.
In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature Date

Signature Date
Must be signed by registered owner(s) exactly as name(s) appear(s) in the books and records of Carlyle Credit Solutions, Inc. If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares. If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

Name: ______________________________________________________________________________________
(Please Print)

Capacity (full title): ____________________________________________________________________________

Address: ____________________________________________________________________________________
______________________________________________________________________________________
______________________________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number: _______________________________________________________________

Tax Identification or Social Security No.: __________________________________________________________

PAYER’S NAME: STATE STREET BANK AND TRUST COMPANY

THE IRS FORM W-9, IRS FORM W-8BEN AND IRS FORM W-8BEN-E ARE INCLUDED ON THE FOLLOWING PAGES.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TRANSFER AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . ______

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);
2. Certify that you are not subject to backup withholding; or
3. Claim exemption from backup withholding if you are a U.S. exempt payee; and
4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and
5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;
2. You do not certify your TIN when required (see the instructions for Part II for details);
3. The IRS tells the requester that you furnished an incorrect TIN;
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or
5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

Form **W-8BEN**

(Rev. October 2021)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)

▶ **For use by individuals. Entities must use Form W-8BEN-E.**
▶ **Go to *www.irs.gov/FormW8BEN* for instructions and the latest information.**
▶ **Give this form to the withholding agent or payer. Do not send to the IRS.**

OMB No. 1545-1621

Do NOT use this form if:	**Instead, use Form:**
• You are NOT an individual	W-8BEN-E
• You are a U.S. citizen or other U.S. person, including a resident alien individual	W-9
• You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the United States (other than personal services)	W-8ECI
• You are a beneficial owner who is receiving compensation for personal services performed in the United States	8233 or W-4
• You are a person acting as an intermediary	W-8IMY

Note: If you are resident in a FATCA partner jurisdiction (that is, a Model 1 IGA jurisdiction with reciprocity), certain tax account information may be provided to your jurisdiction of residence.

Part I Identification of Beneficial Owner (see instructions)

1 Name of individual who is the beneficial owner

2 Country of citizenship

3 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country

4 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country

5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)

6a Foreign tax identifying number (see instructions)

6b Check if FTIN not legally required ☐

7 Reference number(s) (see instructions)

8 Date of birth (MM-DD-YYYY) (see instructions)

Part II Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

9 I certify that the beneficial owner is a resident of ____________ within the meaning of the income tax treaty between the United States and that country.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article and paragraph ____________ of the treaty identified on line 9 above to claim a ______ % rate of withholding on (specify type of income): ____________.

Explain the additional conditions in the Article and paragraph the beneficial owner meets to be eligible for the rate of withholding: ____________

Part III Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income or proceeds to which this form relates or am using this form to document myself for chapter 4 purposes;
- The person named on line 1 of this form is not a U.S. person;
- This form relates to:
  - (a) income not effectively connected with the conduct of a trade or business in the United States;
  - (b) income effectively connected with the conduct of a trade or business in the United States but is not subject to tax under an applicable income tax treaty;
  - (c) the partner's share of a partnership's effectively connected taxable income; or
  - (d) the partner's amount realized from the transfer of a partnership interest subject to withholding under section 1446(f);
- The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country; and
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. **I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.**

Sign Here ▶

☐ I certify that I have the capacity to sign for the person identified on line 1 of this form.

Signature of beneficial owner (or individual authorized to sign for beneficial owner) | Date (MM-DD-YYYY)

Print name of signer

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 10-2021)

Form **W-8BEN-E**

(Rev. October 2021)

Department of the Treasury
Internal Revenue Service

Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)

▶ For use by entities. Individuals must use Form W-8BEN. ▶ Section references are to the Internal Revenue Code.
▶ Go to *www.irs.gov/FormW8BENE* for instructions and the latest information.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do NOT use this form for:	**Instead use Form:**
• U.S. entity or U.S. citizen or resident	W-9
• A foreign individual	W-8BEN (Individual) or Form 8233
• A foreign individual or entity claiming that income is effectively connected with the conduct of trade or business within the United States (unless claiming treaty benefits)	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (unless claiming treaty benefits) (see instructions for exceptions)	W-8IMY
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming that income is effectively connected U.S. income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (unless claiming treaty benefits) (see instructions for other exceptions)	W-8ECI or W-8EXP
• Any person acting as an intermediary (including a qualified intermediary acting as a qualified derivatives dealer)	W-8IMY

Part I Identification of Beneficial Owner

1 Name of organization that is the beneficial owner

2 Country of incorporation or organization

3 Name of disregarded entity receiving the payment (if applicable, see instructions)

4 Chapter 3 Status (entity type) (Must check one box only):

- ☐ Corporation
- ☐ Partnership
- ☐ Simple trust
- ☐ Tax-exempt organization
- ☐ Complex trust
- ☐ Foreign Government - Controlled Entity
- ☐ Central Bank of Issue
- ☐ Private foundation
- ☐ Estate
- ☐ Foreign Government - Integral Part
- ☐ Grantor trust
- ☐ Disregarded entity
- ☐ International organization

If you entered disregarded entity, partnership, simple trust, or grantor trust above, is the entity a hybrid making a treaty claim? If "Yes," complete Part III. ☐ Yes ☐ No

5 Chapter 4 Status (FATCA status) (See instructions for details and complete the certification below for the entity's applicable status.)

- ☐ Nonparticipating FFI (including an FFI related to a Reporting IGA FFI other than a deemed-compliant FFI, participating FFI, or exempt beneficial owner).
- ☐ Participating FFI.
- ☐ Reporting Model 1 FFI.
- ☐ Reporting Model 2 FFI.
- ☐ Registered deemed-compliant FFI (other than a reporting Model 1 FFI, sponsored FFI, or nonreporting IGA FFI covered in Part XII). See instructions.
- ☐ Sponsored FFI. Complete Part IV.
- ☐ Certified deemed-compliant nonregistering local bank. Complete Part V.
- ☐ Certified deemed-compliant FFI with only low-value accounts. Complete Part VI.
- ☐ Certified deemed-compliant sponsored, closely held investment vehicle. Complete Part VII.
- ☐ Certified deemed-compliant limited life debt investment entity. Complete Part VIII.
- ☐ Certain investment entities that do not maintain financial accounts. Complete Part IX.
- ☐ Owner-documented FFI. Complete Part X.
- ☐ Restricted distributor. Complete Part XI.
- ☐ Nonreporting IGA FFI. Complete Part XII.
- ☐ Foreign government, government of a U.S. possession, or foreign central bank of issue. Complete Part XIII.
- ☐ International organization. Complete Part XIV.
- ☐ Exempt retirement plans. Complete Part XV.
- ☐ Entity wholly owned by exempt beneficial owners. Complete Part XVI.
- ☐ Territory financial institution. Complete Part XVII.
- ☐ Excepted nonfinancial group entity. Complete Part XVIII.
- ☐ Excepted nonfinancial start-up company. Complete Part XIX.
- ☐ Excepted nonfinancial entity in liquidation or bankruptcy. Complete Part XX.
- ☐ 501(c) organization. Complete Part XXI.
- ☐ Nonprofit organization. Complete Part XXII.
- ☐ Publicly traded NFFE or NFFE affiliate of a publicly traded corporation. Complete Part XXIII.
- ☐ Excepted territory NFFE. Complete Part XXIV.
- ☐ Active NFFE. Complete Part XXV.
- ☐ Passive NFFE. Complete Part XXVI.
- ☐ Excepted inter-affiliate FFI. Complete Part XXVII.
- ☐ Direct reporting NFFE.
- ☐ Sponsored direct reporting NFFE. Complete Part XXVIII.
- ☐ Account that is not a financial account.

6 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address** (other than a registered address).

City or town, state or province. Include postal code where appropriate. | Country

7 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate. | Country

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 59689N Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 2

Part I Identification of Beneficial Owner *(continued)*

8 U.S. taxpayer identification number (TIN), if required

9a GIIN

b Foreign TIN

c Check if FTIN not legally required . . . . . . ▶ ☐

10 Reference number(s) (see instructions)

Note: Please complete remainder of the form including signing the form in Part XXX.

Part II Disregarded Entity or Branch Receiving Payment. (Complete only if a disregarded entity with a GIIN or a branch of an FFI in a country other than the FFI's country of residence. See instructions.)

11 Chapter 4 Status (FATCA status) of disregarded entity or branch receiving payment

☐ Branch treated as nonparticipating FFI.
☐ Participating FFI.
☐ Reporting Model 1 FFI.
☐ Reporting Model 2 FFI.
☐ U.S. Branch.

12 Address of disregarded entity or branch (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address** (other than a registered address).

City or town, state or province. Include postal code where appropriate.

Country

13 GIIN (if any) ______

Part III Claim of Tax Treaty Benefits (if applicable). (For chapter 3 purposes only.)

14 I certify that (check all that apply):

a ☐ The beneficial owner is a resident of ______ within the meaning of the income tax treaty between the United States and that country.

b ☐ The beneficial owner derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits. The following are types of limitation on benefits provisions that may be included in an applicable tax treaty (check only one; see instructions):

☐ Government
☐ Tax-exempt pension trust or pension fund
☐ Other tax-exempt organization
☐ Publicly traded corporation
☐ Subsidiary of a publicly traded corporation
☐ Company that meets the ownership and base erosion test
☐ Company that meets the derivative benefits test
☐ Company with an item of income that meets active trade or business test
☐ Favorable discretionary determination by the U.S. competent authority received
☐ No LOB article in treaty
☐ Other (specify Article and paragraph): ______

c ☐ The beneficial owner is claiming treaty benefits for U.S. source dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation and meets qualified resident status (see instructions).

15 **Special rates and conditions** (if applicable—see instructions):
The beneficial owner is claiming the provisions of Article and paragraph ______
of the treaty identified on line 14a above to claim a ______ % rate of withholding on (specify type of income): ______
Explain the additional conditions in the Article the beneficial owner meets to be eligible for the rate of withholding: ______

Part IV Sponsored FFI

16 Name of sponsoring entity: ______

17 **Check whichever box applies.**

☐ I certify that the entity identified in Part I:

- Is an investment entity;
- Is not a QI, WP (except to the extent permitted in the withholding foreign partnership agreement), or WT; **and**
- Has agreed with the entity identified above (that is not a nonparticipating FFI) to act as the sponsoring entity for this entity.

☐ I certify that the entity identified in Part I:

- Is a controlled foreign corporation as defined in section 957(a);
- Is not a QI, WP, or WT;
- Is wholly owned, directly or indirectly, by the U.S. financial institution identified above that agrees to act as the sponsoring entity for this entity; **and**
- Shares a common electronic account system with the sponsoring entity (identified above) that enables the sponsoring entity to identify all account holders and payees of the entity and to access all account and customer information maintained by the entity including, but not limited to, customer identification information, customer documentation, account balance, and all payments made to account holders or payees.

Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 3

Part V Certified Deemed-Compliant Nonregistering Local Bank

18 ☐ I certify that the FFI identified in Part I:

• Operates and is licensed solely as a bank or credit union (or similar cooperative credit organization operated without profit) in its country of incorporation or organization;

• Engages primarily in the business of receiving deposits from and making loans to, with respect to a bank, retail customers unrelated to such bank and, with respect to a credit union or similar cooperative credit organization, members, provided that no member has a greater than 5% interest in such credit union or cooperative credit organization;

• Does not solicit account holders outside its country of organization;

• Has no fixed place of business outside such country (for this purpose, a fixed place of business does not include a location that is not advertised to the public and from which the FFI performs solely administrative support functions);

• Has no more than $175 million in assets on its balance sheet and, if it is a member of an expanded affiliated group, the group has no more than $500 million in total assets on its consolidated or combined balance sheets; **and**

• Does not have any member of its expanded affiliated group that is a foreign financial institution, other than a foreign financial institution that is incorporated or organized in the same country as the FFI identified in Part I and that meets the requirements set forth in this part.

Part VI Certified Deemed-Compliant FFI with Only Low-Value Accounts

19 ☐ I certify that the FFI identified in Part I:

• Is not engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, notional principal contracts, insurance or annuity contracts, or any interest (including a futures or forward contract or option) in such security, partnership interest, commodity, notional principal contract, insurance contract or annuity contract;

• No financial account maintained by the FFI or any member of its expanded affiliated group, if any, has a balance or value in excess of $50,000 (as determined after applying applicable account aggregation rules); **and**

• Neither the FFI nor the entire expanded affiliated group, if any, of the FFI, have more than $50 million in assets on its consolidated or combined balance sheet as of the end of its most recent accounting year.

Part VII Certified Deemed-Compliant Sponsored, Closely Held Investment Vehicle

20 Name of sponsoring entity: ____________________

21 ☐ I certify that the entity identified in Part I:

• Is an FFI solely because it is an investment entity described in Regulations section 1.1471-5(e)(4);

• Is not a QI, WP, or WT;

• Will have all of its due diligence, withholding, and reporting responsibilities (determined as if the FFI were a participating FFI) fulfilled by the sponsoring entity identified on line 20; **and**

• 20 or fewer individuals own all of the debt and equity interests in the entity (disregarding debt interests owned by U.S. financial institutions, participating FFIs, registered deemed-compliant FFIs, and certified deemed-compliant FFIs and equity interests owned by an entity if that entity owns 100% of the equity interests in the FFI and is itself a sponsored FFI).

Part VIII Certified Deemed-Compliant Limited Life Debt Investment Entity

22 ☐ I certify that the entity identified in Part I:

• Was in existence as of January 17, 2013;

• Issued all classes of its debt or equity interests to investors on or before January 17, 2013, pursuant to a trust indenture or similar agreement; **and**

• Is certified deemed-compliant because it satisfies the requirements to be treated as a limited life debt investment entity (such as the restrictions with respect to its assets and other requirements under Regulations section 1.1471-5(f)(2)(iv)).

Part IX Certain Investment Entities that Do Not Maintain Financial Accounts

23 ☐ I certify that the entity identified in Part I:

• Is a financial institution solely because it is an investment entity described in Regulations section 1.1471-5(e)(4)(i)(A), **and**

• Does not maintain financial accounts.

Part X Owner-Documented FFI

Note: This status only applies if the U.S. financial institution, participating FFI, or reporting Model 1 FFI to which this form is given has agreed that it will treat the FFI as an owner-documented FFI (see instructions for eligibility requirements). In addition, the FFI must make the certifications below.

24a ☐ (All owner-documented FFIs check here) I certify that the FFI identified in Part I:

• Does not act as an intermediary;

• Does not accept deposits in the ordinary course of a banking or similar business;

• Does not hold, as a substantial portion of its business, financial assets for the account of others;

• Is not an insurance company (or the holding company of an insurance company) that issues or is obligated to make payments with respect to a financial account;

• Is not owned by or in an expanded affiliated group with an entity that accepts deposits in the ordinary course of a banking or similar business, holds, as a substantial portion of its business, financial assets for the account of others, or is an insurance company (or the holding company of an insurance company) that issues or is obligated to make payments with respect to a financial account;

• Does not maintain a financial account for any nonparticipating FFI; **and**

• Does not have any specified U.S. persons that own an equity interest or debt interest (other than a debt interest that is not a financial account or that has a balance or value not exceeding $50,000) in the FFI other than those identified on the FFI owner reporting statement.

Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 4

Part X Owner-Documented FFI *(continued)*

Check box 24b or 24c, whichever applies.

b ☐ I certify that the FFI identified in Part I:

• Has provided, or will provide, an FFI owner reporting statement that contains:

(i) The name, address, TIN (if any), chapter 4 status, and type of documentation provided (if required) of every individual and specified U.S. person that owns a direct or indirect equity interest in the owner-documented FFI (looking through all entities other than specified U.S. persons);

(ii) The name, address, TIN (if any), and chapter 4 status of every individual and specified U.S. person that owns a debt interest in the owner-documented FFI (including any indirect debt interest, which includes debt interests in any entity that directly or indirectly owns the payee or any direct or indirect equity interest in a debt holder of the payee) that constitutes a financial account in excess of $50,000 (disregarding all such debt interests owned by participating FFIs, registered deemed-compliant FFIs, certified deemed-compliant FFIs, excepted NFFEs, exempt beneficial owners, or U.S. persons other than specified U.S. persons); **and**

(iii) Any additional information the withholding agent requests in order to fulfill its obligations with respect to the entity.

• Has provided, or will provide, valid documentation meeting the requirements of Regulations section 1.1471-3(d)(6)(iii) for each person identified in the FFI owner reporting statement.

c ☐ I certify that the FFI identified in Part I has provided, or will provide, an auditor's letter, signed within 4 years of the date of payment, from an independent accounting firm or legal representative with a location in the United States stating that the firm or representative has reviewed the FFI's documentation with respect to all of its owners and debt holders identified in Regulations section 1.1471-3(d)(6)(iv)(A)(2), and that the FFI meets all the requirements to be an owner-documented FFI. The FFI identified in Part I has also provided, or will provide, an FFI owner reporting statement of its owners that are specified U.S. persons and Form(s) W-9, with applicable waivers.

Check box 24d if applicable (optional, see instructions).

d ☐ I certify that the entity identified on line 1 is a trust that does not have any contingent beneficiaries or designated classes with unidentified beneficiaries.

Part XI Restricted Distributor

25a ☐ (All restricted distributors check here) I certify that the entity identified in Part I:

• Operates as a distributor with respect to debt or equity interests of the restricted fund with respect to which this form is furnished;

• Provides investment services to at least 30 customers unrelated to each other and less than half of its customers are related to each other;

• Is required to perform AML due diligence procedures under the anti-money laundering laws of its country of organization (which is an FATF-compliant jurisdiction);

• Operates solely in its country of incorporation or organization, has no fixed place of business outside of that country, and has the same country of incorporation or organization as all members of its affiliated group, if any;

• Does not solicit customers outside its country of incorporation or organization;

• Has no more than $175 million in total assets under management and no more than $7 million in gross revenue on its income statement for the most recent accounting year;

• Is not a member of an expanded affiliated group that has more than $500 million in total assets under management or more than $20 million in gross revenue for its most recent accounting year on a combined or consolidated income statement; **and**

• Does not distribute any debt or securities of the restricted fund to specified U.S. persons, passive NFFEs with one or more substantial U.S. owners, or nonparticipating FFIs.

Check box 25b or 25c, whichever applies.

I further certify that with respect to all sales of debt or equity interests in the restricted fund with respect to which this form is furnished that are made after December 31, 2011, the entity identified in Part I:

b ☐ Has been bound by a distribution agreement that contained a general prohibition on the sale of debt or securities to U.S. entities and U.S. resident individuals and is currently bound by a distribution agreement that contains a prohibition of the sale of debt or securities to any specified U.S. person, passive NFFE with one or more substantial U.S. owners, or nonparticipating FFI.

c ☐ Is currently bound by a distribution agreement that contains a prohibition on the sale of debt or securities to any specified U.S. person, passive NFFE with one or more substantial U.S. owners, or nonparticipating FFI and, for all sales made prior to the time that such a restriction was included in its distribution agreement, has reviewed all accounts related to such sales in accordance with the procedures identified in Regulations section 1.1471-4(c) applicable to preexisting accounts and has redeemed or retired any, or caused the restricted fund to transfer the securities to a distributor that is a participating FFI or reporting Model 1 FFI securities which were sold to specified U.S. persons, passive NFFEs with one or more substantial U.S. owners, or nonparticipating FFIs.

Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 5

Part XII Nonreporting IGA FFI

26 ☐ I certify that the entity identified in Part I:

• Meets the requirements to be considered a nonreporting financial institution pursuant to an applicable IGA between the United States and ______________________. The applicable IGA is a ☐ Model 1 IGA or a ☐ Model 2 IGA; and is treated as a ______________________ under the provisions of the applicable IGA or Treasury regulations (if applicable, see instructions);

• If you are a trustee documented trust or a sponsored entity, provide the name of the trustee or sponsor ______________________.

The trustee is: ☐ U.S. ☐ Foreign

Part XIII Foreign Government, Government of a U.S. Possession, or Foreign Central Bank of Issue

27 ☐ I certify that the entity identified in Part I is the beneficial owner of the payment, and is not engaged in commercial financial activities of a type engaged in by an insurance company, custodial institution, or depository institution with respect to the payments, accounts, or obligations for which this form is submitted (except as permitted in Regulations section 1.1471-6(h)(2)).

Part XIV International Organization

Check box 28a or 28b, whichever applies.

28a ☐ I certify that the entity identified in Part I is an international organization described in section 7701(a)(18).

b ☐ I certify that the entity identified in Part I:

• Is comprised primarily of foreign governments;

• Is recognized as an intergovernmental or supranational organization under a foreign law similar to the International Organizations Immunities Act or that has in effect a headquarters agreement with a foreign government;

• The benefit of the entity's income does not inure to any private person; **and**

• Is the beneficial owner of the payment and is not engaged in commercial financial activities of a type engaged in by an insurance company, custodial institution, or depository institution with respect to the payments, accounts, or obligations for which this form is submitted (except as permitted in Regulations section 1.1471-6(h)(2)).

Part XV Exempt Retirement Plans

Check box 29a, b, c, d, e, or f, whichever applies.

29a ☐ I certify that the entity identified in Part I:

• Is established in a country with which the United States has an income tax treaty in force (see Part III if claiming treaty benefits);

• Is operated principally to administer or provide pension or retirement benefits; **and**

• Is entitled to treaty benefits on income that the fund derives from U.S. sources (or would be entitled to benefits if it derived any such income) as a resident of the other country which satisfies any applicable limitation on benefits requirement.

b ☐ I certify that the entity identified in Part I:

• Is organized for the provision of retirement, disability, or death benefits (or any combination thereof) to beneficiaries that are former employees of one or more employers in consideration for services rendered;

• No single beneficiary has a right to more than 5% of the FFI's assets;

• Is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which the fund is established or operated; **and**

(i) Is generally exempt from tax on investment income under the laws of the country in which it is established or operates due to its status as a retirement or pension plan;

(ii) Receives at least 50% of its total contributions from sponsoring employers (disregarding transfers of assets from other plans described in this part, retirement and pension accounts described in an applicable Model 1 or Model 2 IGA, other retirement funds described in an applicable Model 1 or Model 2 IGA, or accounts described in Regulations section 1.1471-5(b)(2)(i)(A));

(iii) Either does not permit or penalizes distributions or withdrawals made before the occurrence of specified events related to retirement, disability, or death (except rollover distributions to accounts described in Regulations section 1.1471-5(b)(2)(i)(A) (referring to retirement and pension accounts), to retirement and pension accounts described in an applicable Model 1 or Model 2 IGA, or to other retirement funds described in this part or in an applicable Model 1 or Model 2 IGA); **or**

(iv) Limits contributions by employees to the fund by reference to earned income of the employee or may not exceed $50,000 annually.

c ☐ I certify that the entity identified in Part I:

• Is organized for the provision of retirement, disability, or death benefits (or any combination thereof) to beneficiaries that are former employees of one or more employers in consideration for services rendered;

• Has fewer than 50 participants;

• Is sponsored by one or more employers each of which is not an investment entity or passive NFFE;

• Employee and employer contributions to the fund (disregarding transfers of assets from other plans described in this part, retirement and pension accounts described in an applicable Model 1 or Model 2 IGA, or accounts described in Regulations section 1.1471-5(b)(2)(i)(A)) are limited by reference to earned income and compensation of the employee, respectively;

• Participants that are not residents of the country in which the fund is established or operated are not entitled to more than 20% of the fund's assets; **and**

• Is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which the fund is established or operates.

Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 6

Part XV Exempt Retirement Plans *(continued)*

d ☐ I certify that the entity identified in Part I is formed pursuant to a pension plan that would meet the requirements of section 401(a), other than the requirement that the plan be funded by a trust created or organized in the United States.

e ☐ I certify that the entity identified in Part I is established exclusively to earn income for the benefit of one or more retirement funds described in this part or in an applicable Model 1 or Model 2 IGA, or accounts described in Regulations section 1.1471-5(b)(2)(i)(A) (referring to retirement and pension accounts), or retirement and pension accounts described in an applicable Model 1 or Model 2 IGA.

f ☐ I certify that the entity identified in Part I:

• Is established and sponsored by a foreign government, international organization, central bank of issue, or government of a U.S. possession (each as defined in Regulations section 1.1471-6) or an exempt beneficial owner described in an applicable Model 1 or Model 2 IGA to provide retirement, disability, or death benefits to beneficiaries or participants that are current or former employees of the sponsor (or persons designated by such employees); **or**

• Is established and sponsored by a foreign government, international organization, central bank of issue, or government of a U.S. possession (each as defined in Regulations section 1.1471-6) or an exempt beneficial owner described in an applicable Model 1 or Model 2 IGA to provide retirement, disability, or death benefits to beneficiaries or participants that are not current or former employees of such sponsor, but are in consideration of personal services performed for the sponsor.

Part XVI Entity Wholly Owned by Exempt Beneficial Owners

30 ☐ I certify that the entity identified in Part I:

• Is an FFI solely because it is an investment entity;

• Each direct holder of an equity interest in the investment entity is an exempt beneficial owner described in Regulations section 1.1471-6 or in an applicable Model 1 or Model 2 IGA;

• Each direct holder of a debt interest in the investment entity is either a depository institution (with respect to a loan made to such entity) or an exempt beneficial owner described in Regulations section 1.1471-6 or an applicable Model 1 or Model 2 IGA.

• Has provided an owner reporting statement that contains the name, address, TIN (if any), chapter 4 status, and a description of the type of documentation provided to the withholding agent for every person that owns a debt interest constituting a financial account or direct equity interest in the entity; **and**

• Has provided documentation establishing that every owner of the entity is an entity described in Regulations section 1.1471-6(b), (c), (d), (e), (f) and/or (g) without regard to whether such owners are beneficial owners.

Part XVII Territory Financial Institution

31 ☐ I certify that the entity identified in Part I is a financial institution (other than an investment entity) that is incorporated or organized under the laws of a possession of the United States.

Part XVIII Excepted Nonfinancial Group Entity

32 ☐ I certify that the entity identified in Part I:

• Is a holding company, treasury center, or captive finance company and substantially all of the entity's activities are functions described in Regulations section 1.1471-5(e)(5)(i)(C) through (E);

• Is a member of a nonfinancial group described in Regulations section 1.1471-5(e)(5)(i)(B);

• Is not a depository or custodial institution (other than for members of the entity's expanded affiliated group); **and**

• Does not function (or hold itself out) as an investment fund, such as a private equity fund, venture capital fund, leveraged buyout fund, or any investment vehicle with an investment strategy to acquire or fund companies and then hold interests in those companies as capital assets for investment purposes.

Part XIX Excepted Nonfinancial Start-Up Company

33 ☐ I certify that the entity identified in Part I:

• Was formed on (or, in the case of a new line of business, the date of board resolution approving the new line of business) ____________ (date must be less than 24 months prior to date of payment);

• Is not yet operating a business and has no prior operating history or is investing capital in assets with the intent to operate a new line of business other than that of a financial institution or passive NFFE;

• Is investing capital into assets with the intent to operate a business other than that of a financial institution; **and**

• Does not function (or hold itself out) as an investment fund, such as a private equity fund, venture capital fund, leveraged buyout fund, or any investment vehicle whose purpose is to acquire or fund companies and then hold interests in those companies as capital assets for investment purposes.

Part XX Excepted Nonfinancial Entity in Liquidation or Bankruptcy

34 ☐ I certify that the entity identified in Part I:

• Filed a plan of liquidation, filed a plan of reorganization, or filed for bankruptcy on ______________________;

• During the past 5 years has not been engaged in business as a financial institution or acted as a passive NFFE;

• Is either liquidating or emerging from a reorganization or bankruptcy with the intent to continue or recommence operations as a nonfinancial entity; **and**

• Has, or will provide, documentary evidence such as a bankruptcy filing or other public documentation that supports its claim if it remains in bankruptcy or liquidation for more than 3 years.

Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 7

Part XXI 501(c) Organization

35 ☐ I certify that the entity identified in Part I is a 501(c) organization that:

- Has been issued a determination letter from the IRS that is currently in effect concluding that the payee is a section 501(c) organization that is dated ________________ ; **or**
- Has provided a copy of an opinion from U.S. counsel certifying that the payee is a section 501(c) organization (without regard to whether the payee is a foreign private foundation).

Part XXII Nonprofit Organization

36 ☐ I certify that the entity identified in Part I is a nonprofit organization that meets the following requirements.

- The entity is established and maintained in its country of residence exclusively for religious, charitable, scientific, artistic, cultural or educational purposes;
- The entity is exempt from income tax in its country of residence;
- The entity has no shareholders or members who have a proprietary or beneficial interest in its income or assets;
- Neither the applicable laws of the entity's country of residence nor the entity's formation documents permit any income or assets of the entity to be distributed to, or applied for the benefit of, a private person or noncharitable entity other than pursuant to the conduct of the entity's charitable activities or as payment of reasonable compensation for services rendered or payment representing the fair market value of property which the entity has purchased; **and**
- The applicable laws of the entity's country of residence or the entity's formation documents require that, upon the entity's liquidation or dissolution, all of its assets be distributed to an entity that is a foreign government, an integral part of a foreign government, a controlled entity of a foreign government, or another organization that is described in this part or escheats to the government of the entity's country of residence or any political subdivision thereof.

Part XXIII Publicly Traded NFFE or NFFE Affiliate of a Publicly Traded Corporation

Check box 37a or 37b, whichever applies.

37a ☐ I certify that:

- The entity identified in Part I is a foreign corporation that is not a financial institution; **and**
- The stock of such corporation is regularly traded on one or more established securities markets, including ________________ (name one securities exchange upon which the stock is regularly traded).

b ☐ I certify that:

- The entity identified in Part I is a foreign corporation that is not a financial institution;
- The entity identified in Part I is a member of the same expanded affiliated group as an entity the stock of which is regularly traded on an established securities market;
- The name of the entity, the stock of which is regularly traded on an established securities market, is ________________ ; **and**
- The name of the securities market on which the stock is regularly traded is ________________ .

Part XXIV Excepted Territory NFFE

38 ☐ I certify that:

- The entity identified in Part I is an entity that is organized in a possession of the United States;
- The entity identified in Part I:
  - **(i)** Does not accept deposits in the ordinary course of a banking or similar business;
  - **(ii)** Does not hold, as a substantial portion of its business, financial assets for the account of others; **or**
  - **(iii)** Is not an insurance company (or the holding company of an insurance company) that issues or is obligated to make payments with respect to a financial account; **and**
- All of the owners of the entity identified in Part I are bona fide residents of the possession in which the NFFE is organized or incorporated.

Part XXV Active NFFE

39 ☐ I certify that:

- The entity identified in Part I is a foreign entity that is not a financial institution;
- Less than 50% of such entity's gross income for the preceding calendar year is passive income; **and**
- Less than 50% of the assets held by such entity are assets that produce or are held for the production of passive income (calculated as a weighted average of the percentage of passive assets measured quarterly) (see instructions for the definition of passive income).

Part XXVI Passive NFFE

40a ☐ I certify that the entity identified in Part I is a foreign entity that is not a financial institution (other than an investment entity organized in a possession of the United States) and is not certifying its status as a publicly traded NFFE (or affiliate), excepted territory NFFE, active NFFE, direct reporting NFFE, or sponsored direct reporting NFFE.

Check box 40b or 40c, whichever applies.

b ☐ I further certify that the entity identified in Part I has no substantial U.S. owners (or, if applicable, no controlling U.S. persons); **or**

c ☐ I further certify that the entity identified in Part I has provided the name, address, and TIN of each substantial U.S. owner (or, if applicable, controlling U.S. person) of the NFFE in Part XXIX.

Form **W-8BEN-E** (Rev. 10-2021)

Form W-8BEN-E (Rev. 10-2021) Page 8

Part XXVII Excepted Inter-Affiliate FFI

41 ☐ I certify that the entity identified in Part I:

- Is a member of an expanded affiliated group;
- Does not maintain financial accounts (other than accounts maintained for members of its expanded affiliated group);
- Does not make withholdable payments to any person other than to members of its expanded affiliated group;
- Does not hold an account (other than depository accounts in the country in which the entity is operating to pay for expenses) with or receive payments from any withholding agent other than a member of its expanded affiliated group; **and**
- Has not agreed to report under Regulations section 1.1471-4(d)(2)(ii)(C) or otherwise act as an agent for chapter 4 purposes on behalf of any financial institution, including a member of its expanded affiliated group.

Part XXVIII Sponsored Direct Reporting NFFE (see instructions for when this is permitted)

42 Name of sponsoring entity: ____________________

43 ☐ I certify that the entity identified in Part I is a direct reporting NFFE that is sponsored by the entity identified on line 42.

Part XXIX Substantial U.S. Owners of Passive NFFE

As required by Part XXVI, provide the name, address, and TIN of each substantial U.S. owner of the NFFE. Please see the instructions for a definition of substantial U.S. owner. If providing the form to an FFI treated as a reporting Model 1 FFI or reporting Model 2 FFI, an NFFE may also use this part for reporting its controlling U.S. persons under an applicable IGA.

Name	Address	TIN

Part XXX Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- The entity identified on line 1 of this form is the beneficial owner of all the income or proceeds to which this form relates, is using this form to certify its status for chapter 4 purposes, or is submitting this form for purposes of section 6050W or 6050Y;
- The entity identified on line 1 of this form is not a U.S. person;
- This form relates to: (a) income not effectively connected with the conduct of a trade or business in the United States, (b) income effectively connected with the conduct of a trade or business in the United States but is not subject to tax under an income tax treaty, (c) the partner's share of a partnership's effectively connected taxable income, or (d) the partner's amount realized from the transfer of a partnership interest subject to withholding under section 1446(f); **and**
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which the entity on line 1 is the beneficial owner or any withholding agent that can disburse or make payments of the income of which the entity on line 1 is the beneficial owner.

I agree that I will submit a new form within 30 days if any certification on this form becomes incorrect.

☐ **I certify that I have the capacity to sign for the entity identified on line 1 of this form.**

Sign Here ▶

Signature of individual authorized to sign for beneficial owner ____________ Print Name ____________ Date (MM-DD-YYYY) ____________

Form **W-8BEN-E** (Rev. 10-2021)